                                                                    EXHIBIT 99.4


                   WEATHERFORD ENTERRA, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                      MARCH 31,       DECEMBER 31,
                                                                                                        1998             1997
                                                                                                    ------------      ------------
                                                                                                    (Unaudited)
                                                    ASSETS
CURRENT ASSETS:
   Cash and cash equivalents ..................................................................     $     17,318      $     42,348
   Receivables, net of allowance of $24,251 and $22,467  ......................................          267,991           261,449
   Inventories, net of allowance of $20,904 and $16,671  ......................................          183,583           169,048
   Deferred tax and other current assets ......................................................           37,746            32,033
                                                                                                    ------------      ------------
       Total current assets ...................................................................          506,638           504,878
                                                                                                    ------------      ------------
PROPERTY, PLANT AND EQUIPMENT, AT COST ........................................................        1,263,446         1,250,494
   Less -- Accumulated depreciation ...........................................................          701,006           682,048
                                                                                                    ------------      ------------
                                                                                                         562,440           568,446
                                                                                                    ------------      ------------
GOODWILL, NET .................................................................................          263,466           266,121
                                                                                                    ------------      ------------
OTHER ASSETS ..................................................................................           33,215            38,550
                                                                                                    ------------      ------------
                                                                                                    $  1,365,759      $  1,377,995
                                                                                                    ============      ============

                                           LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Short-term debt and current portion of long-term debt ......................................     $      4,547      $      2,823
   Accounts payable ...........................................................................           54,942            63,808
   Accrued income taxes .......................................................................           34,294            30,404
   Other accrued liabilities ..................................................................           92,339            95,310
                                                                                                    ------------      ------------
       Total current liabilities ..............................................................          186,122           192,345
                                                                                                    ------------      ------------
LONG-TERM DEBT ................................................................................          210,452           209,124
                                                                                                    ------------      ------------
DEFERRED TAX LIABILITIES ......................................................................           27,308            27,401
                                                                                                    ------------      ------------
OTHER LONG-TERM LIABILITIES ...................................................................           15,103            14,999
                                                                                                    ------------      ------------
STOCKHOLDERS' EQUITY:
   Preferred stock, $1 par; shares authorized 1,000,000; none issued ..........................               --                --
   Common stock, $.10 par; shares authorized 80,000,000;
       issued 52,770,441 and 52,701,964 .......................................................            5,277             5,270
   Paid-in capital ............................................................................          653,898           652,378
   Retained earnings ..........................................................................          343,703           313,216
   Cumulative translation adjustment ..........................................................          (25,576)          (23,795)
   Treasury stock, 1,367,478 and 322,667 common shares, at cost ...............................          (50,528)          (12,943)
                                                                                                    ------------      ------------
       Total stockholders' equity .............................................................          926,774           934,126
                                                                                                    ------------      ------------
                                                                                                    $  1,365,759      $  1,377,995
                                                                                                    ============      ============



              The accompanying notes are an integral part of these
                       consolidated financial statements.

                   WEATHERFORD ENTERRA, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
              (UNAUDITED - IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                 FOR THE THREE MONTHS
                                                                    ENDED MARCH  31,
                                                            ------------------------------
                                                                1998              1997
                                                            ------------      ------------
REVENUES:
   Services and rentals ...............................     $    196,453      $    201,317
   Products ...........................................           63,276            65,796
                                                            ------------      ------------
       Total revenues .................................          259,729           267,113
                                                            ------------      ------------

COSTS AND EXPENSES:
   Cost of services and rentals .......................          126,459           136,754
   Cost of products ...................................           41,249            44,817
   Selling, general and administrative expenses .......           31,899            36,190
   Research and development ...........................            2,038             2,774
   Equity in earnings of unconsolidated affiliates ....             (780)             (509)
   Foreign currency (gain) loss, net ..................             (407)              393
   Other expense, net .................................            4,935             5,812
                                                            ------------      ------------
       Total costs and expenses .......................          205,393           226,231
                                                            ------------      ------------

OPERATING INCOME ......................................           54,336            40,882

Interest expense ......................................            4,018             6,134
Interest income .......................................             (480)             (701)
                                                            ------------      ------------

INCOME BEFORE INCOME TAXES ............................           50,798            35,449
Income tax provision ..................................           20,311            12,497
                                                            ------------      ------------

NET INCOME ............................................     $     30,487      $     22,952
                                                            ============      ============

Basic earnings per common share .......................     $       0.59      $       0.44
                                                            ============      ============
Diluted earnings per common share .....................     $       0.59      $       0.44
                                                            ============      ============

Weighted average shares outstanding, basic ............           51,610            52,242
                                                            ============      ============
Weighted average shares outstanding, diluted ..........           51,886            52,567
                                                            ============      ============





              The accompanying notes are an integral part of these
                       consolidated financial statements.

                   WEATHERFORD ENTERRA, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
                           (UNAUDITED - IN THOUSANDS)

                                                                                           CUMULATIVE
                                                   COMMON        PAID-IN      RETAINED     TRANSLATION     TREASURY
                                                    STOCK        CAPITAL      EARNINGS      ADJUSTMENT       STOCK          TOTAL
                                                  ---------     ---------     ---------     ---------      ---------      ---------
    BALANCE, DECEMBER 31, 1997 ..............     $   5,270     $ 652,378     $ 313,216     $ (23,795)     $ (12,943)     $ 934,126

       Shares issued under employee
         benefit plans ......................            --            47            --            --             --             47
       Stock grants and options exercised ...             7         1,473            --            --           (157)         1,323
       Purchases of treasury stock ..........            --            --            --            --        (37,428)       (37,428)
       Currency translation adjustment ......            --            --            --        (1,781)            --         (1,781)
       Net income ...........................            --            --        30,487            --             --         30,487
                                                  ---------     ---------     ---------     ---------      ---------      ---------


    BALANCE, MARCH 31, 1998 .................     $   5,277     $ 653,898     $ 343,703     $ (25,576)     $ (50,528)     $ 926,774
                                                  =========     =========     =========     =========      =========      =========




              The accompanying notes are an integral part of these
                       consolidated financial statements.

                   WEATHERFORD ENTERRA, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (UNAUDITED-IN THOUSANDS)

                                                                                                         FOR THE THREE MONTHS
                                                                                                            ENDED MARCH 31,
                                                                                                    ------------------------------
                                                                                                        1998              1997
                                                                                                    ------------      ------------
NET INCOME ....................................................................................     $     30,487      $     22,952
Income items not requiring (providing) cash:
   Depreciation and amortization ..............................................................           29,207            27,378
   Gain on sales of assets ....................................................................           (3,473)           (2,836)
   Deferred income tax provision (benefit) ....................................................               87               453
   Other non-cash charges .....................................................................             (136)              409
   Increase (decrease) in cash from changes in operating accounts:
       Receivables, net .......................................................................           (3,505)          (20,150)
       Inventories, net .......................................................................          (15,049)          (11,476)
       Prepayments and other ..................................................................              199             6,987
       Accounts payable and accrued liabilities ...............................................           (9,784)           (3,560)
       Other long-term liabilities ............................................................              164              (748)
                                                                                                    ------------      ------------

CASH PROVIDED BY OPERATING ACTIVITIES .........................................................           28,197            19,409
                                                                                                    ------------      ------------

Purchases of property, plant and equipment ....................................................          (31,125)          (23,018)
Proceeds from sales of property, plant and equipment ..........................................            6,297             7,503
Other net cash flows from investing activities ................................................            3,928               305
                                                                                                    ------------      ------------

CASH USED IN INVESTING ACTIVITIES .............................................................          (20,900)          (15,210)
                                                                                                    ------------      ------------

Borrowings under credit facilities ............................................................            4,356             7,069
Repayment of borrowings .......................................................................             (762)          (18,657)
Net cash flows from currency hedging transactions .............................................              822             2,409
Purchases of treasury stock ...................................................................          (37,428)               --
Proceeds from sale of stock to employee benefit plans and stock
   option exercises ...........................................................................            1,370             2,900
                                                                                                    ------------      ------------

CASH USED IN FINANCING ACTIVITIES .............................................................          (31,642)           (6,279)
                                                                                                    ------------      ------------

EFFECT OF EXCHANGE RATE CHANGES ON CASH .......................................................             (685)           (1,200)
                                                                                                    ------------      ------------

DECREASE IN CASH AND CASH EQUIVALENTS .........................................................          (25,030)           (3,280)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD ................................................           42,348            33,029
                                                                                                    ------------      ------------

CASH AND CASH EQUIVALENTS, END OF PERIOD ......................................................     $     17,318      $     29,749
                                                                                                    ============      ============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
   Interest ...................................................................................     $        157      $      1,659
   Income taxes, net of refunds received ......................................................            7,323             3,970


              The accompanying notes are an integral part of these
                       consolidated financial statements.

                   WEATHERFORD ENTERRA, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1) The consolidated financial statements of Weatherford Enterra, Inc. and its subsidiaries (the "Company" or "Weatherford") included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, the information furnished reflects all adjustments, consisting only of normal recurring adjustments, which are necessary for a fair presentation of the results of the interim periods. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading.

     Certain reclassifications were made to previously reported amounts in the consolidated financial statements and notes to make them consistent with the current presentation format.

     It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997. No significant accounting changes have occurred during the three months ended March 31, 1998. See Note 5.

(2) EVI MERGER. On March 4, 1998, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of the Company into EVI, Inc. ("EVI"). Pursuant to the terms of the Merger Agreement, Weatherford stockholders will receive 0.95 of a share of EVI common stock for each share of Weatherford Common Stock. The transaction, which is expected to be accounted for as a pooling of interests and to result in no immediate federal income tax recognition for the Company's stockholders, is subject to the approval of the stockholders of each of EVI and Weatherford as well as other conditions to closing. The transaction is expected to close on May 27, 1998. There can be no assurance that this merger will be consummated.

(3) EARNINGS PER COMMON SHARE. In the fourth quarter of 1997, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share." Basic earnings per common share is computed by dividing net income by the weighted average number of shares of Common Stock outstanding during the period. Diluted earnings per common share also assume the exercise of employee stock options under the treasury stock method.

     A reconciliation of the numerators and the denominators of the basic and diluted earnings per common share computation follows (in thousands except per share amounts):

                                                                                                              PER SHARE
                                                                           NET INCOME          SHARES           AMOUNT
                                                                           ----------          ------         ---------
THREE MONTHS ENDED MARCH 31, 1998:
    Basic earnings per common share   . . . . . . . . . . . . . . . .      $    30,487           51,610        $    0.59
    Employee stock options  . . . . . . . . . . . . . . . . . . . . .               --              276        =========
                                                                           -----------       ----------
    Diluted earnings per common share   . . . . . . . . . . . . . . .      $    30,487           51,886        $    0.59
                                                                           ===========       ==========        =========

THREE MONTHS ENDED MARCH 31, 1997:
    Basic earnings per common share   . . . . . . . . . . . . . . . .      $    22,952           52,242        $    0.44
    Employee stock options  . . . . . . . . . . . . . . . . . . . . .               --              325        =========
                                                                           -----------       ----------
    Diluted earnings per common share   . . . . . . . . . . . . . . .      $    22,952           52,567        $    0.44
                                                                           ===========       ==========        =========

(4) INVENTORIES. Consolidated net inventories consist of the following (in thousands):

                                                                                           MARCH 31,       DECEMBER 31,
                                                                                              1998             1997
                                                                                          ------------     ------------
       Spare parts and components ...................................................     $     44,572     $     56,686
       Raw materials ................................................................           44,722           29,920
       Work in process ..............................................................           22,390           19,904
       Finished goods ...............................................................           71,899           62,538
                                                                                          ------------     ------------
                                                                                          $    183,583     $    169,048
                                                                                          ============     ============


(5) COMPREHENSIVE INCOME. In January 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income", which establishes standards for reporting and financial statement display of comprehensive income. A reconciliation of net income and comprehensive income of the Company follows (in thousands):

                                                                                                THREE MONTHS ENDED
                                                                                                     MARCH 31,
                                                                                          ------------------------------
                                                                                              1998              1997
                                                                                          ------------      ------------
       Net income ...................................................................     $     30,487      $     22,952
       Change in cumulative translation adjustment ..................................           (1,781)           (9,185)
                                                                                          ------------      ------------
       Comprehensive income .........................................................     $     28,706      $     13,767
                                                                                          ============      ============